UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A INFORMATION

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Neurocrine Biosciences, Inc.

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NEUROCRINE BIOSCIENCES, INC. 12780 EL CAMINO REAL SAN DIEGO, CA 92130 Your Vote Counts! NEUROCRINE BIOSCIENCES, INC. 2022 Annual Meeting Vote by May 17, 2022 11:59 PM ET D73941-P68930 You invested in NEUROCRINE BIOSCIENCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2022. Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Neurocrine Biosciences, Inc. 12780 El Camino Real San Diego, CA 92130 Vote in Person at the Meeting* May 18, 2022 10:30 a.m. local time * Due to the COVID-19 pandemic, and our current COVID-19 policies, we strongly urge our stockholders not to attend the Annual Meeting in person this year and to    instead submit proxy votes. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Richard F. Pops For 02) Shalini Sharp 03) Stephen A. Sherwin, M.D. 2. Advisory vote to approve the compensation paid to the Company’s named executive officers; For 3. To approve an amendment and restatement of the Company’s 2020 Equity Incentive Plan; For 4. To approve an amendment and restatement of the Company’s 2018 Employee Stock Purchase Plan; and For 5. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for For the fiscal year ending December 31, 2022. NOTE: Company to transact such other business as may properly come before the Annual Meeting or any continuation, adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D73942-P68930